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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: MARCH 26, 1999
                        --------------------------------
                        (Date of earliest event reported)


                            BIOSPHERICS INCORPORATED
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-5576                 52-0849320
------------------------------ ---------------------     ---------------------
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

12051 Indian Creek Court, Beltsville, Maryland                   20705
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  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number, including area code: (301) 419-3900


                                 Not Applicable
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          (Former name or former address, if changed since last report)






ITEM 5.           OTHER EVENTS

         Biospherics Incorporated (the "Company") is filing herewith, as Exhibit 99, a cautionary statement for purposes of the "Safe Harbor For Forward-Looking Statements" provision of the Private Securities Litigation Reform Act of 1995.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------
99                Cautionary Statement






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biospherics Incorporated


By: /s/  Gilbert V. Levin
     ---------------------------------
     Gilbert V. Levin
     Chairman of the Board, President,
     and Treasurer


March 26, 1999
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Date




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